TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of

Additional Information

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Transamerica International Focus VP

Epoch Investment Partners, Inc. (“Epoch”) serves as the sub-adviser to Transamerica International Focus VP (the “Fund”). Epoch is an indirect wholly-owned subsidiary of The Toronto-Dominion Bank. The Fund and Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager, recently learned that TD Bank N.A. and its parent company, TD Bank US Holding Company (collectively, “TD Bank”), affiliates of Epoch, have resolved charges with U.S. federal authorities and regulators related to anti-money laundering program failures. Epoch has advised TAM that the conduct underlying the charges does not involve Epoch, any Epoch employee or any of Epoch’s investment advisory businesses.

Because of its affiliation with TD Bank, however, Epoch will need an exemption from the Securities and Exchange Commission (“SEC”) to continue to serve as adviser or sub-adviser to any registered investment company, including the Fund. We understand Epoch is seeking such an exemption. There is no assurance the SEC will grant the exemption.

In the interim, TAM and the Fund’s Board of Trustees are carefully considering the situation and potential courses of action, including alternatives to Epoch, and TAM will hold sub-advisory fees otherwise payable to Epoch in escrow until any exemption is granted.

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Investors Should Retain this Supplement for Future Reference

October 16, 2024